SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[  ] Confidential, for use of the Commission Only (as permitted by Rule
     14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to (ss.)240.14a-11(c) or (ss.)240.14a-12

Dreyfus Municipal Income, Inc.
--------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)
---------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

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(1) Title of each class of securities to which transaction applies:
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    pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
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previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
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(4) Date Filed:


                    DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
                         DREYFUS MUNICIPAL INCOME, INC.
                     DREYFUS NEW YORK MUNICIPAL INCOME, INC.

                     ---------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     ---------------------------------------

To the Stockholders:

    The Annual Meeting of Stockholders of each of Dreyfus California Municipal Income, Inc., Dreyfus Municipal Income, Inc. and Dreyfus New York Municipal Income, Inc. (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, May 23, 2003 at 10:00 a.m., for the following purposes:

     1. To elect three Class I Directors to serve for a three-year term for each Fund and until their successors are duly elected and qualified.

     2. With respect to Dreyfus Municipal Income, Inc. only, to approve a change to the fundamental investment policies and investment restrictions of Dreyfus Municipal Income, Inc. to permit the Fund to engage in additionial investment techniques.

     3. To approve a change to the fundamental investment policies and investment restrictions of each Fund to expand the Fund's ability to invest in other investment companies.

     4. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on March 21, 2003 will be entitled to receive notice of and to vote at the meeting.

                                               By Order of the Board

                                               /s/Robert R. Mullery
                                               Robert R. Mullery
                                               Assistant Secretary

New York, New York
April 18, 2003

                             WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY
  LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.



                   DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
                         DREYFUS MUNICIPAL INCOME, INC.
                     DREYFUS NEW YORK MUNICIPAL INCOME, INC.

                            COMBINED PROXY STATEMENT
                   ------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON FRIDAY, MAY 23, 2003

    This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus California Municipal Income, Inc. (" DCMI"), Dreyfus Municipal Income, Inc. ("DMI") and Dreyfus New York Municipal Income, Inc. (" DNYMI" ) (each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, May 23, 2003 at 10: 00 a.m., at the offices of The Dreyfus Corporation (" Dreyfus" ), 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on March 21, 2003 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If a proposal is approved by stockholders of one Fund and not approved by stockholders of any other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by a proxy given later. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby cancelling any proxy previously given. As of March 21, 2003, the Funds had outstanding the following number of shares:

                                   COMMON                      AUCTION PREFERRED
NAME OF FUND                   STOCK OUTSTANDING               STOCK OUTSTANDING
------------                   -----------------              ------------------
DCMI                              4,572,972                          N/A

DMI                              20,393,571                         4,000

DNYMI                             3,821,501                          N/A

    It is estimated that proxy materials will be mailed to stockholders of record on or about April 18, 2003. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL FREE 1-800-334-6899.

A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. DMI is the only Fund with two classes of capital stock: Common Stock, par value $0.001 per share ( the "Common Stock") , and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the "APS"). The APS is further divided into Series A and Series B. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS.


                        PROPOSAL 1: ELECTION OF DIRECTORS

    Each Fund' s Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of three Class I Directors to serve for three-year terms and until their respective successors are duly elected and qualified. The individual nominees (the "Nominees") proposed for election are listed below. Each Nominee currently serves as a Director of the Funds. Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Board member of each Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund' s Continuing Directors, information on each Nominee's and Continuing Director's ownership of Fund shares and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to all Funds.

    Under the terms of DMI' s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two directors of DMI. As such Directors, the APS holders elected Whitney I. Gerard in May 2001 as a Class II Director whose term expires in 2004, and George
L. Perry in May 2002 as a Class III Director whose term expires in 2005. Currently, there are no APS designees proposed for election at this meeting.

    Voting with regard to the election of Directors will be as follows: stockholders of DCMI and DNMI will vote with regard to the election of each Class I Director for each such Fund; for DMI, holders of Common Stock and APS will vote together as a single class with respect to the election of each Class I Director for such Fund.

    The persons named as proxies on the accompanying proxy card(s) intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

None of the Nominees or Continuing Directors are "interested persons" of any of the Funds, as defined in the Investment Company Act of 1940, as amended (the " 1940 Act" ). As independent directors of investment companies, they play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers. The following tables present information about the Nominees including their principal occupations and other board memberships and affiliations. The address of each Nominee is 200 Park Avenue, New York, New York 10166.



      DMI, DCMI AND DNYMI -- NOMINEES FOR CLASS I DIRECTOR WITH TERM EXPIRING IN 2006

NAME (AGE) OF NOMINEE                  PRINCIPAL OCCUPATION                     OTHER BOARD MEMBERSHIPS
POSITION WITH FUND (SINCE)             DURING PAST 5 YEARS                      AND AFFILIATIONS
-------------------------              --------------------                     -----------------------

LUCY WILSON BENSON  (75)               President of Benson & Associates,        The International Executive
CLASS I DIRECTOR OF EACH FUND (1988)     consultants to business and government   Services Corps., DIRECTOR
                                         (1980 - present)                       Citizens Network for
                                                                                  Foreign Affairs, VICE CHARIMAN
                                                                                Council on Foreign
                                                                                  Relations, MEMBER
                                                                                Lafayette College Board of
                                                                                  Trustees, VICE CHAIRMAN EMERITUS

DAVID W. BURKE  (66)                   Corporate Director and Truste            John F. Kennedy Library
CLASS I DIRECTOR OF EACH FUND  (1994)                                             Foundation, DIRECTOR
                                                                                U.S.S. Constitution
                                                                                  Museum, DIRECTOR

CLIFFORD L. ALEXANDER, JR.  (69)       President of Alexander & Associates,     Wyeth (formerly, American
CLASS I DIRECTOR OF EACH FUND  (2003)    Inc., a management consulting firm       Home Products Corporation),
                                         (January 1981 - present)                 a global leader in
                                       Chairman of the Board of Moody's           pharmaceuticals, consumer
                                         Corporation (October 2000 - pre          healthcare products and
                                         sent)                                    animal health products,
                                       Chairman of the Board and Chief            DIRECTOR
                                         Executive Officer of The Dun and       Mutual of America Life
                                         Brandstreet Corporation (October         Insurance Company,
                                         1999 - September 2000)                   DIRECTOR


    Each Fund has standing audit, nominating and compensation committees, each comprised of its Directors who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund' s financial and reporting policies and certain internal control matters. A copy of each Fund' s Audit Committee Charter, which describes the audit committee' s purposes, duties and powers, is attached as Exhibit C to this proxy statement. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund' s Board. The nominating committee does not normally consider nominees recommended by stockholders. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing pricing committee comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund's investments. Each Fund' s audit committee met four times, and each Fund's pricing, nominating and compensation committees did not meet during the Fund's last fiscal year.

     Each Fund Director also serves as a director of other funds in the Dreyfus fund complex. Effective January 1, 2003, each Fund typically pays its Directors its allocated portion of an annual retainer of $60,000 and a fee of $7,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 16 other funds (comprised of 41 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board of Directors, Joseph S. DiMartino, receives an additional 25% of such compensation. Emeritus Directors, if any, are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to them as Board members. The Funds had no Emeritus Directors as of the date of this proxy statement. The Funds do not pay any other remuneration to their officers or Board members, and none of the Funds has a bonus, pension, profit-sharing or retirement plan.

    The aggregate amount of compensation paid to each Nominee by each Fund for the fiscal year ended September 30, 2002 under the compensation schedule then in effect for the Funds, and by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Nominee's total compensation) for the year ended December 31, 2002, was as follows:


                                AGGREGATE               AGGREGATE                AGGREGATE              TOTAL COMPENSATION FROM
                            COMPENSATION FROM       COMPENSATION FROM        COMPENSATION FROM        THE FUNDS AND FUND COMPLEX
NAME OF NOMINEE                   DMI*                    DCMI*                   DNYMI*                 PAID TO NOMINEES (**)
---------------             -----------------       -----------------        -----------------        --------------------------
Lucy Wilson Benson               $1,910                  $1,198                  $172                       $130,500 (34)

David W. Burke                   $1,900                   $697                   $170                       $258,250 (60)

Clifford L. Alexander, Jr.***      N/A                     N/A                    N/A                       $134,500 (27)


------------------------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,393, $1,834 and $1,395 for DMI, DCMI and DNYMI, respectively, for all Board members as a group.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee serves as a Board member.

*** Mr. Alexander was elected a Board member of each Fund effective January 1, 2003; accordingly, he received no compensation from any of the Funds for the fiscal year ended September 30, 2002.

    For each Fund's most recent fiscal year, the number of Board meetings held and the aggregate amount of compensation paid by the Fund to each Continuing Director and by all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth in Exhibit A. Certain other information concerning each Fund's Directors and officers also is set forth in Exhibit A.

REQUIRED VOTE

    The election of a Nominee for each Fund requires the affirmative vote of a plurality of votes cast at the Fund's meeting for the election of Directors.

      PROSPOSAL 2 (DMI ONLY): TO PERMIT THE USE OF ADDITIONAL INVESTMENT
                            TECHNIQUES

    DMI seeks to achieve its investment goal by investing at least 80% of its assets (except when maintaining a temporary defensive position) in municipal bonds that provide income exempt from federal income taxes ("Municipal Bonds"). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the Fund's assets) or for temporary defensive purposes, the Fund may invest in taxable short-term instruments ("Taxable Investments" ). As a fundamental policy, DMI may invest only in Municipal Bonds and Taxable Investments as described in its prospectus. The Fund also is permitted to engage in futures and options transactions to the extent described in its prospectus.

    Management believes that in a rapidly changing market it is important for the Fund to have greater flexibility in the types of investment techniques in which it is permitted to engage. By expanding the universe of investment techniques in which DMI may engage specifically to include swap transactions, management will be given the opportunity to adjust the Fund's portfolio from time to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the securities that yielded the desired return. Morever, having the ability to engage in swap transactions would provide the Fund with an additional means to manage interest rate risk.

     To enable DMI to broaden its permissible investment techniques as described above, the Fund's Board approved eliminating the restrictive fundamental policy and investment restriction of the Fund and directed that this Proposal be submit- ted to stockholders for their approval. The recommended change also will provide flexibility to respond to future legal, regulatory, market or technical changes.

    Specifically, this Proposal involves eliminating the restriction limiting DMI' s investments to Municipal Bonds and Taxable Investments, making conforming changes to certain other restrictions, and changing the Fund's investment techniques to permit the Fund to engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, which are forms of derivatives. This Proposal does NOT involve any change to DMI's investment objective, the requirement that, as a fundamental policy, the Fund invest at least 80% of its assets in Municipal Bonds or the limitations on purchasing Taxable Investments.

    If approved by DMI' s stockholders, the Fund would be permitted, but not required, to enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or " swapped" between the parties generally are calculated with respect to a " notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate). Under the commonest form of interest rate swap, a series of payments calculated by applying a fixed rate of interest to a notional principal amount is exchanged for a stream of payments similarly calculated but using a floating rate of interest. This is a fixed-for-floating interest rate swap. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to changes in long- or short-term interest rates. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. For more detailed discussion of these investment techniques, and their related risks, see Exhibit B to this proxy statement.

    Swap transactions will be subject to the Fund's limits on investments in Taxable Investments. Accordingly, it is anticipated that DMI would enter into interest rate swap transactions only when Dreyfus believes it would be in the best interests of the Fund's stockholders to do so.

    DMI' s Board has determined to recommend that the Fund's current investment restriction which prohibits the Fund from purchasing securities other than Municipal Bonds and Taxable Investments be deleted.

VOTE REQUIRED AND THE BOARD'S RECOMMENDATION

With respect to DMI, approval of this Proposal requires the affirmative vote of
(a) 67% of the Fund's outstanding voting securities present at the meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

                THE BOARD OF DMI RECOMMENDS THAT STOCKHOLDERS OF
                     DMI VOTE "FOR" THE FOREGOING PROPOSAL.

PROPOSAL  3:   TO  EXPAND  THE  FUNDS'  ABILITY  TO  INVEST  IN OTHER INVESTMENT
COMPANIES

     Most of the funds in the Dreyfus Family of Funds, including the Funds, have the ability to invest in securities issued by other investment companies. The Funds, however, are limited by their fundamental policies in the amount and circumstances under which such investments may be made. Each Fund's Board recommends that stockholders approve a change to the Fund's fundamental policies to permit the Fund to invest in the securities of other investment companies to the extent permitted under the 1940 Act, as described below, and make such policy non-fundamental. Non-fundamental policies may be changed by the Fund's Board at any time without stockholder approval.

    Generally, if the changes are approved by stockholders, the Fund would be able to invest its uninvested cash or, if it participated in a securities lending program operated by Mellon Bank, N.A., Dreyfus' parent company, cash collateral received from borrowers of the Fund's portfolio securities, in shares of one or more money market funds advised by Dreyfus as described below.

    Under the 1940 Act, a Fund' s investment in the securities of other investment companies, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund' s total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. The Securities and Exchange Commission (the "SEC" ) has granted an Exemptive Order to the Funds and Dreyfus which generally permits each Dreyfus-managed fund to use cash collateral received from borrowers of the fund's portfolio securities, and any other uninvested cash held by the fund, to purchase shares of one or more institutional money market funds advised by Dreyfus in excess of the percentage limitations imposed by the 1940 Act on investments in other investment companies. While granting relief from such limitations for both the investment of cash collateral and other uninvested cash, the Exemptive Order does require that a fund not invest its uninvested cash (monies totally separate and apart from any cash collateral received in connection with the securities lending program) in other investment companies in excess of 25% of its total assets.

    Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. With respect to the management fees to be earned by Dreyfus in connection with the investment of one fund's uninvested cash, totally separate and apart from the securities lending program, in another Dreyfus fund, Dreyfus will reduce the management fee charged the first fund by the amount of the fee it earns in the second fund. For example, if uninvested cash from a fund where Dreyfus is earning a 0.75% management fee were to be invested in a money market fund where Dreyfus is earning a 0.20% management fee, Dreyfus would reduce its fee charged to the fund on those assets by 0.20%.

    Currently, the Funds may not purchase securities of other investment companies except (a) in the open market where no commissions except the ordinary broker's commissions are paid, which purchases are limted to a maximum of (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund' s net assets in the aggregate, or (b) those received as part of a merger, sale of assets or consolidation.

    If approved by the respective Fund' s stockholders, each Fund's current fundamental policy with respect to investing in the securities of other investment companies would be replaced in its entirety with a non-fundamental policy that could be changed by the Fund's Board members at any time without stockholder approval. The non-fundamental policy would read as follows:

    " The Fund may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act."

VOTE REQUIRED AND THE BOARD'S RECOMMENDATION

    With respect to each Fund, approval of this Proposal requires the affirmative vote of (a) 67% of the Fund's outstanding voting securities present at the meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

 THE BOARD OF EACH FUND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING
                                   PROPOSAL.

                             ADDITIONAL INFORMATION

SELECTION OF INDEPENDENT AUDITORS

     The 1940 Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund. One of the purposes of the audit committee is to recommend to the Fund' s Board the selection, retention or termination of independent auditors for the Fund. At a meeting held on November 7, 2002, each Fund's audit committee recommended and each Fund' s Board, including a majority of those Directors who are not "interested persons" of the Fund, approved the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending September 30, 2003. Ernst & Young LLP, a major international accounting firm, has acted as auditors of each Fund since the Fund's organization. After reviewing the Fund' s audited financial statements for the fiscal year ended September 30, 2002, each Fund's audit committee recommended to the Fund's Board that such statements be included in the Fund's Annual Report to stockholders. A copy of the committee's report is attached as Exhibit D to this proxy statement

    AUDIT FEES. For the fiscal year ended September 30, 2002, Ernst & Young LLP billed DCMI, DMI and DNYMI $24,900, $28,900 and $22,500, respectively, for services rendered in connection with the annual audit of each Fund's financial statements. No audit fees were paid directly by Dreyfus or its affiliates to Ernst & Young LLP during such period.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. For the fiscal year ended September 30, 2002, no professional services were rendered by Ernst & Young LLP to the Funds relating to financial systems design and implementation services. For the fiscal year ended September 30, 2002, Ernst & Young LLP did not provide any management consulting services to Dreyfus or its affiliates.

    AUDIT-RELATED FEES. For the fiscal year ended September 30, 2002, the aggregate fees for audit-related services rendered by Ernst & Young LLP to the Funds amounted to $4,500, $20,500 and $4,500 for DCMI, DMI and DNYMI, respectively. Such services provided were security counts required by the SEC and agreed upon procedures relating to DMI's APS.

    ALL OTHER FEES. For the fiscal year ended September 30, 2002, the aggregate fees for professional services rendered by Ernst & Young LLP for all other services provided to the Funds amounted to $2,500 for each Fund relating to the review of each Fund's income tax returns.

For the fiscal year ended September 30, 2002, Dreyfus paid Ernst & Young LLP was paid approximately $75,000 for tax consulting services.

    The audit committee for each Fund considered the compatibility of any non-audit services with Ernst & Young LLP's independence.

    A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

SERVICE PROVIDERS

    Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund' s investment adviser.

    Mellon Bank, N.A., Dreyfus' parent, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as Custodian for the assets of each Fund. Mellon Bank, N.A., located at 85 Challenger Road, Ridgefield Park, New Jersey 07660, acts as each Fund's Transfer Agent, Dividend-Paying Agent and Registrar.

VOTING INFORMATION

     Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone, and each Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Each Fund has retained Georgeson Shareholder Communications, Inc. ("Georgeson") 17 State Street, New York, NY 10004 to assist in the solicitation of proxies primarily by contacting stockholders by telephone, which will cost approximately $40,000, such cost to be borne pro rata among the Funds based on the net assets of the Funds. As the meeting date approaches, certain stockholders may receive telephone calls from representatives of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions from stockholders of the Funds. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at (866)801-3357. Authorizations to execute proxies may be obtained by fax or by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address and social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and to confirm that the stockholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder' s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder' s instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the Proposals.

    If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, " abstentions" ), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposal 2 or Proposal 3.

    If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve Proposal 2 or Proposal 3 are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to such Proposal. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the Proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment.

                                  OTHER MATTERS

    No Fund' s Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or more Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

    Proposals that stockholders wish to include in a Fund's proxy statement for the Fund' s next Annual Meeting of Stockholders must be sent to and received by such Fund no later than December 12, 2003 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is February 25, 2004.

                       NOTICE TO BANKS, BROKER/DEALERS AND

                       VOTING TRUSTEES AND THEIR NOMINEES

    Please advise the appropriate Fund, in care of Mellon Bank, N.A., c/o Proxy Services Corporation, 115 Amity Street, Jersey City, New Jersey 07304, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.


Dated: April 18, 2003

                                    EXHIBIT A

                                     PART I

     Part I sets forth information regarding the Continuing Directors who are not Nominees for election at this meeting, Board and committee meetings and share ownership. Unless otherwise indicated, the information set forth herein applies to all Funds.

      DMI, DCMI AND DNYMI -- CONTINUING CLASS II AND CLASS III DIRECTORS
        WITH TERMS EXPIRING IN 2004 FOR CLASS II AND 2005 FOR CLASS III


    The following table presents informatioin about the Continuing Directors of the Funds, including their principal occupations and other board memberships and affiliations. The address of each Continuing Director is 200 Park Avenue, New York, New York 10166. Each of the Fund's Continuing Directors will continue to serve as a Director of the Funds after the meeting.



NAME (AGE) OF CONTINUING DIRECTOR      PRINCIPAL OCCUPATION                  OTHER BOARD MEMBERSHIPS
POSITION WITH FUND (SINCE)             DURING PAST 5 YEARS                   AND AFFILIATIONS

JOSEPH S. DIMARTINO  (59)              Corporate Director and Trustee        The Muscular Dystrophy
CHAIRMAN OF THE BOARD OF                                                       Association, DIRECTOR
EACH FUND (1995                                                              Levcor International, Inc.,
CLASS III DIRECTOR OF                                                          an apparel fabric processor, DIRECTOR
EACH FUND (1995)                                                             Century Business Services,
                                                                               Inc., a provider of outsourcing
                                                                               functions for small and medium size
                                                                               companies, DIRECTOR
                                                                             The Newark Group, a
                                                                               provider of a national market of
                                                                               paper recovery facilities, paperboard
                                                                               mills and paperboard converting
                                                                               plants, DIRECTOR

GEORGE L. PERRY  (69)                   Economist and Senior Fellow at       State Farm Mutual Auto-
CLASS III DIRECTOR OF                     Brookings Institution                mobile Association, DIRECTOR
EACH FUND (1989)                                                             State Farm Life Insurance
APS DESIGNEE FOR DMI (2002)                                                    Company, DIRECTOR

WHITNEY I. GERARD  (68)                 Partner of Chadbourne & Parke LLP    None
CLASS II DIRECTOR OF EACH FUND  (1988)
APS DESIGNEE FOR DMI  (2000)


ARTHUR A. HARTMAN  (77)                 Chairman of First NIS Regional       APCO Associates Inc.,
CLASS II DIRECTOR OF EACH FUND (1989)     Fund (ING/Barings Management) and    SENIOR CONSULTANT
                                          New Russia Fund
                                        Advisory Member Council to Barings,
                                          Vostok



                                       A-1


The table below indicates the dollar range of each Continuing Director's and Nominee' s ownership of shares of each Fund's Common Stock and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2002.

                                   DMI                    DCMI                    DNYMI                AGGREGATE HOLDING OF
NAME OF CONTINUING               COMMON                  COMMON                  COMMON                   FUNDS IN THE
DIRECTOR OR NOMINEE               STOCK                   STOCK                   STOCK              DREYFUS FAMILY OF FUNDS
-------------------              ------                  ------                  ------              -----------------------

Joseph S. DiMartino               None                    None                    None                    Over $100,000
George L. Perry                   None                    None                    None                        None
Whitney I. Gerard                 None                    None                    None                    Over $100,000
Arthur A. Hartman                 None                    None                    None                        None
Lucy Wilson Benson*               None                    None                    None                    Over $100,000
David W. Burke*                   None                    None                    None                    Over $100,000
Clifford L. Alexander, Jr.*       None                    None                    None                        None
------------------------------------
       * Nominee.

      As of December 31, 2002, none of the Nominees or Continuing Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

                      PERTAINING TO THE BOARD OF EACH FUND

* DMI held nine Board meetings, DCMI held ten Board meetings, DNYMI held eight Board meetings and each Fund held four audit committee meetings, during the last fiscal year.

* All Continuing Directors and Nominees (who were Directors at the time) attended at least 75% of all Board and committee meetings, as applicable, held in the last fiscal year.

     COMPENSATION TABLE. The aggregate amount of compensation paid to each Continuing Director by each Fund for the fiscal year ended September 30, 2002 and by all funds in the Dreyfus Family of Funds for which such Continuing Director was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Director's total compensation) for the year ended December 31, 2002, was as follows:



                                AGGREGATE               AGGREGATE              AGGREGATE               TOTAL COMPENSATION FROM
NAME OF                     COMPENSATION FROM       COMPENSATION FROM      COMPENSATION FROM         THE FUNDS AND FUND COMPLEX
CONTINUING DIRECTOR               DMI*                    DCMI*                 DNYMI*            PAID TO CONTINUING DIRECTOR (**)
-------------------         -----------------       -----------------      -----------------      --------------------------------
Joseph S. DiMartino              $2,389                  $874                    $212                       $815,938 (191)
George L. Perry                  $1,910                  $1,198                  $172                       $78,500 (16)
Whitney I. Gerard                $1,910                  $1,198                  $172                       $79,000 (16)
Arthur A. Hartman                $1,900                  $1,197                  $170                       $78,500 (16)

------------------------------------

     * Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,393, $1,834 and $1,395 for DMI, DCMI and DNYMI, respectively, for all Board members as a group.

     ** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Board member serves.


                                       A-2



                                     PART II

    Part II sets forth information relevant to the officers of each Fund.

NAME AND POSITION                                PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS (SINCE)                AGE            EXPERIENCE FOR PAST FIVE YEARS

STEPHEN E. CANTER
President  (2000)                 57             Chairman of the Board, Chief Executive Officer and
                                                 Chief Operating Officer of Dreyfus, and an officer
                                                 of  94  investment  companies  (comprised  of  186
                                                 portfolios) managed by Dreyfus. Mr. Canter also is
                                                 a Board Member and, where applicable, an Executive
                                                 Committee   Member   of   the   other   investment
                                                 management   subsidiaries   of  Mellon   Financial
                                                 Corporation,  each of  which  is an  affiliate  of
                                                 Dreyfus.


STEPHEN R. BYERS
Executive Vice President (2002)   49             Chief  Investment  Officer,  Vice  Chairman  and a
                                                 Director  of   Dreyfus,   and  an  officer  of  94
                                                 investment companies (comprised of 186 portfolios)
                                                 managed by Dreyfus.  Mr. Byers also is an Officer,
                                                 Director  or  an  Executive  Committee  Member  of
                                                 certain other investment  management  subsidiaries
                                                 of Mellon Financial Corporation,  each of which is
                                                 an affiliate of Dreyfus. Prior to joining Dreyfus,
                                                 he served as an Executive Vice President - Capital
                                                 Markets,  Chief Financial Officer and Treasurer at
                                                 Gruntal & Co., LLC.


MARK N. JACOBS
Vice President (2000)              56            Executive  Vice  President,  General  Counsel  and
                                                 Secretary  of  Dreyfus,   and  an  officer  of  95
                                                 investment companies (comprised of 202 portfolios)
                                                 managed by Dreyfus.
JAMES WINDELS
Treasurer (2001)                   44            Director - Mutual Fund Accounting of Dreyfus,  and
                                                 an officer of 95 investment  companies  (comprised
                                                 of 202 portfolios) managed by Dreyfus.

PAUL DISDIER
Executive Vice President (2000)-   47            Director  of  Dreyfus  Municipal  Securities,  and
                                                 Dreyfus   California   Municipal  Income,   Inc.an
                                                 officer of three investment  companies  (comprised
                                                 of three portfolios) managed by Dreyfus.

JOSEPH P. DARCY
Executive Vice President (2000)-   46            Senior  Portfolio   Manager  -  Dreyfus  Municipal
Dreyfus Municipal Income, Inc.                   Securities,  and  an  officer  of  one  investment
                                                 company  (comprised of one  portfolio)  managed by
                                                 Dreyfus.
                                       A-3


NAME AND POSITION
WITH FUNDS (SINCE)                 AGE           PRINCIPAL OCCUPATION AND BUSINESS
                                                 EXPERIENCE FOR PAST FIVE YEARS
MONICA S. WIEBOLDT

Executive Vice President (2000) -  53            Senior  Portfolio   Manager  -  Dreyfus  Municipal
Dreyfus New York Municipal Income, Inc.          Securities,  and  an  officer  of  one  investment
                                                 company  (comprised of one  portfolio)  managed by
                                                 Dreyfus.

MICHAEL A. ROSENBERG
Secretary (2000)                   43            Associate  General  Counsel  of  Dreyfus,  and  an
                                                 officer of 93 investment  companies  (comprised of
                                                 198 portfolios) managed by Dreyfus.

STEVEN F. NEWMAN
Assistant Secretary (2000)         53            Associate General Counsel and Assistant  Secretary
                                                 of  Dreyfus,  and  an  officer  of  95  investment
                                                 companies (comprised of 202 portfolios) managed by
                                                 Dreyfus.
ROBERT R. MULLERY
Assistant Secretary (2000)         51            Associate  General  Counsel  of  Dreyfus,  and  an
                                                 officer of 26 investment  companies  (comprised of
                                                 64 portfolios) managed by Dreyfus.

JEFF PRUSNOFSKY
Assistant Secretary (2003)         37            Associated  General  Counsel  of  Dreyfus,  and an
                                                 officer of 23 investment  companies  (comprised of
                                                 82 portfolios) managed by Dreyfus.

GREGORY S. GRUBER
Assistant Treasurer (2000)         44            Senior  Accounting  Manager - Municipal Bond Funds
                                                 of  Dreyfus,  and  an  officer  of  29  investment
                                                 companies  (comprised of 58 portfolios) managed by
                                                 Dreyfus.
KENNETH J. SANDGREN
Assistant Treasurer (2001)         48            Mutual  Funds  Tax  Director  of  Dreyfus,  and an
                                                 officer of 95 investment  companies  (comprised of
                                                 201 portfolios) managed by Dreyfus.

WILLIAM GERMENIS
Anti-Money Laundering Compliance   32            Vice   President   and    Anti-Money    Laundering
Officer (2002)                                   Compliance Officer of Dreyfus Service Corporation,
                                                 a  wholly-owned  subsidiary  of  Dreyfus,  and the
                                                 Anti-Money  Laundering  Compliance  Office  of  90
                                                 investment companies (comprised of 197 portfolios)
                                                 managed by  Dreyfus.  He has been an  employee  of
                                                 Dreyfus Service Corporation since October 1998.




The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

                                       A-4

                                    PART III

    Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of March 21, 2003 by Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund's outstanding shares.

    As of March 21, 2003, each Fund's Directors and officers, as a group, owned less than 1% of the Fund' s outstanding shares. As of January 31, 2003, the following Directors and officers owned shares of common stock of the Funds as indicated below:

DIRECTORS                          DMI                DCMI              DNYMI
---------                          ---                ----              -----
Joseph S. DiMartino              14,000                 0                 0

OFFICERS
--------
None


    To each Fund' s knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock of a Fund or the outstanding shares of APS on March 21, 2003. Cede & Co. held of record approximately 87%, 90% and 85% of the outstanding Common Stock of DMI, DCMI and DNYMI, respectively, and 100% of the outstanding shares of APS of DMI.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCES

To each Fund's knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock or APS complied with all filing requirements under
Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2002. In making this disclosure, each Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission.


                                       A-5


                                    EXHIBIT B

    If Proposal 2 is approved, DMI would be permitted to enter into swap transactions, as described below.

    Swaps, Interest Rate Locks, Caps, Collars and Floors. DMI proposes to enter into interest rate swaps and interest rate locks and purchase and sell interest rate caps, collars and floors. Swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, may be individually negotiated and include exposure to a variety of different interest rates. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based upon an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Swap agreements can take many forms and are known by a variety of names.

    In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

In a typical interest rate lock transaction, if Party A desires to lock in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Treasury Bond. At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index. An interest rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

    DMI would set aside cash or permissible liquid assets to cover its current obligations under swap transactions. If DMI enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments) , the Fund would maintain cash or permissible liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If DMI were to enter into a swap agreement on other than a net basis, enter into an interest rate lock agreement or write a cap, collar or floor, it would maintain cash or permissible liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

    The most important factor in the performance of a swap agreement would be the change in the specific interest rate or other factor(s) that determine the amounts of payments due to and from a fund. If a swap agreement called for payments by a fund, the fund would have to be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses

    The Funds would enter into interest rate swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by Dreyfus to present minimal credit risks. If there were a default by the other party to such transaction DMI would have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

    Depending on the circumstances, gains from a swap transaction will be treated either as ordinary income or as short- or long-term capital gains. The Fund currently intends to enter into swap transactions on a "forward settlement" basis (settlement set out several months) and to close-out such transactions before the settlement date. This methodology should result in there being no exchange of income and, therefore, no taxable income to report. Any principal gain or loss at settlement would be a capital gain or loss.

                                       B-1



                                    EXHIBIT C
                             AUDIT COMMITTEE CHARTER
                                   for each of
                    DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
                         DREYFUS MUNICIPAL INCOME, INC.
                     DREYFUS NEW YORK MUNICIPAL INCOME, INC.
                                (each, a "Fund")

1. The Audit Committee shall consist of at least three members and shall be composed entirely of independent directors in accordance with the American Stock Exchange rules ("AMEX rules"), all of whom shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

2.   The purposes of the Audit Committee are:

     (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

          The function of the Audit Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board). In addition, the evaluation of the Fund's financial statements by the Audit Committee is not of the same quality as audits performed by the independent accountants, nor does the Audit Committee' s evaluation substitute for the responsibilities of the Fund' s management for preparing, or the independent accountants for auditing, the financial statements.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of outside auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Fund's investment adviser (it being understood that the auditors are ultimately accountable to the Audit Committee and the Fund's Board and that the Audit Committee and the Fund' s Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

     (b) to ensure receipt of a formal written statement from the outside auditors on a periodic basis specifically delineating all relationships between the auditors and the Fund; to discuss with the auditors any disclosed relation- ships or services that may impact the auditors' objectivity and independence; and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors;

     (c) to meet with the Fund's outside auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund' s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); and (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto;

     (d) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the outside auditors;

     (e) to review the fees charged by the outside auditors for audit and non-audit services; and

     (f) to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4. The Audit Committee shall meet at least once annually and is empowered to hold special meetings as circumstances require.

5. The Audit Committee shall regularly meet (typically, concurrently with the regular Committee meetings) with the Fund' s management.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Audit Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board shall also review and approve this Charter at least annually.

8. The Fund shall provide the American Stock Exchange written confirmation regarding:

     (1) the adoption of this formal written Charter and the Audit Committee's annual review and reassessment of the adequacy of this Charter;

     (2) the composition of the Audit Committee consisting of at least three members and comprised solely of independent directors;

     (3) any determination that the Fund' s Board has made regarding the independence of directors pursuant to the AMEX rules or applicable law;

     (4) the financial literacy of the Audit Committee members as provided in the AMEX rules; and

     (5) the determination that at least one of the Audit Committee members has accounting or related financial management expertise as provided in the AMEX rules.





Effective: June 14, 2000

As Amended, May 2, 2002

                                       C-2



                                    EXHIBIT D


Dreyfus California Municipal Income, Inc.
Dreyfus Municipal Income, Inc.
Dreyfus New York Municipal Income, Inc.


REPORT OF THE AUDIT COMMITTEE


The audit committee oversees the Funds' financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Funds' accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Funds including the auditor's letter and the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The committee discussed with the Funds' independent auditors the overall scope and plans for the audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Funds' internal controls, and the overall quality of the Funds' financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended September 30, 2002. The committee and the board also have approved the selection of Ernst & Young LLP as the Funds' independent auditors.


George L. Perry, Audit Committee Chair
Lucy Wilson Benson, Audit Committee Member
David W. Burke, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member
Whitney I. Gerard, Audit Committee Member
Arthur A. Hartman, Audit Committee Member

November 7, 2002

                                       D-1



                                    IMPORTANT


      Please Act Promptly
      Sign, Date and Mail your Proxy Card(s) Today.

      No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

      Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

      Thank you for your interest in the Fund.

                         DREYFUS MUNICIPAL INCOME, INC.

                               COMMON STOCKHOLDERS
                                       AND
                         AUCTION PREFERRED STOCKHOLDERS


The undersigned stockholder of Dreyfus Municipal Income, Inc. (the "Fund") hereby appoints Robert R. Mullery and Emile R. Molineaux, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 21, 2003 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 23, 2003; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

.................................................................................
                              FOLD AND DETACH HERE



Please mark Boxes in blue or black ink.

1.    Election of Directors

___  FOR ALL Nominees listed below (except as marked to the contrary)
___  WITHHOLD Authority For All Nominees listed below

Nominees are:
Class I - Lucy Wilson Benson, David W. Burke and Clifford L. Alexander, Jr.

WITHHELD FOR (write name of nominee(s) in space provided below)

---------------------------------------------------------------

2. To approve a change to the fundamental investment policies and investment restrictions of the Fund to permit the Fund to engage in additional investment techniques:
   FOR               AGAINST              ABSTAIN
   [_]                    [_]                   [_]

3. To approve a change to the fundamental investment policies and investment restrictions of the Fund to expand the Fund's ability to invest in other investment companies:
   FOR               AGAINST              ABSTAIN
   [_]                    [_]                   [_]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

 THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:____________________________, 2003

---------------------------------
Signature(s)
---------------------------------
Signature(s)

Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope